HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV- 6775 - PremierSolutions Cornerstone (Series II)

Supplement dated December 7, 2016 to your Prospectus

1.                                    FUND NAME CHANGE

FEDERATED MDT MID CAP GROWTH STRATEGIES FUND – CLASS A

Effective December 29, 2016, Federated MDT Mid Cap Growth Strategies Fund will be re-named Federated MDT Mid Cap Growth Fund.

As a result of the change, all references to Federated MDT Mid Cap Growth Strategies Fund in your Prospectus are deleted and replaced with Federated MDT Mid Cap Growth Fund.

2.                                    FUND LIQUIDATION

NUVEEN EQUITY INDEX FUND – CLASS A

NUVEEN MID CAP INDEX FUND – CLASS A

NUVEEN SMALL CAP INDEX FUND – CLASS A

The Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund, and Nuveen Small Cap Index Fund will be liquidated after the close of business on April 27, 2017.

Effective December 19, 2016, the Funds will stop accepting purchases from new investors and existing plans and/or participants, except that current plans and/or participants that have existing balances as of November 30, 2016 may continue to make contributions until April 24, 2017. Existing plans and/or participants may continue to reinvest dividends and capital gains distributions received from the Funds.  The Funds reserve the right to modify the extent to which sales of shares are limited prior to each Fund’s liquidation.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.